FREEDOM 100 EMERGING MARKETS ETF SUMMARY PROSPECTUS May 17, 2019
Freedom 100 Emerging Markets ETF (FRDM) Cboe BZX Exchange, Inc.
Beginning January 1, 2021, the Freedom 100 Emerging Markets ETF (the “Fund”) intends to meet its shareholder report delivery obligations by posting annual and semi‑annual shareholder reports to the Fund’s website, www.alphaarchitect.com/funds. Shareholders who wish to continue to receive paper copies of the Fund's annual and semi-annual shareholder reports should contact the Fund at 215‑882‑9983 or by sending an e‑mail request to ir@alphaarchitect.com or contact their financial intermediaries.

Before you invest, you may want to review the Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund, including the Fund’s Statement of Additional Information, online at www.alphaarchitect.com/funds. You can also get this information at no cost by calling 215‑882‑9983 or by sending an e-mail request to ir@alphaarchitect.com. The current Prospectus and Statement of Additional Information dated May 17, 2019 are incorporated by reference into this Summary Prospectus.

Investment Objective

The Fund seeks to track the total return performance, before fees and expenses, of the Life + Liberty Freedom 100 Emerging Markets Index (the “Index”).

Fees And Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”).  The fees and expenses are expressed as a percentage of the Fund’s average daily net assets. You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the table.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.49%
Distribution and/or Service (12b-1) Fees	None
Other Expenses[1]	0.00%
Total Annual Fund Operating Expenses	0.49%

[1] Other Expenses are estimated for the current fiscal year.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.  The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your Shares at the end of those periods.  The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same.  You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the example.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year:	Three Years:
$50	$157

Portfolio Turnover

The Fund may pay transaction costs, including commissions when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  At the date of this Prospectus, the Fund has not yet commenced operations and portfolio turnover data therefore is not available.

Principal Investment Strategies

The Fund uses a “passive management” (or indexing) approach to seek to track the total return performance, before fees and expenses, of the Index. The Life + Liberty Freedom 100 Emerging Markets Index is a freedom-weighted emerging markets equity index.

Life + Liberty Freedom 100 Emerging Markets Index

The Index is designed to track the performance of a portfolio of approximately 100 equity securities listed in emerging market countries. Thereafter, country inclusion and weights are determined based on quantified data covering 79 personal and economic freedom factors. Factors are categorized into three main types of freedoms: the rights to life (such as absence of terrorism, human trafficking, torture, and political detentions), liberty (such as rule of law, due process, freedom of the press, freedom of religion, freedom of assembly), and property (such as marginal tax rates, access to international trade, business regulations, established monetary and fiscal institutions, and size of government). A quantitative model is used to weigh the countries based on human and economic freedom metrics as described below.  Securities within countries are then selected based upon market capitalization (“market cap”) and liquidity metrics (90-day average daily volume of shares traded on a public exchange or “Market Liquidity”) and are subsequently market cap-weighted. The Index excludes state owned enterprises (“SOE”) from the security selection process. The Index was developed in 2017 by Life + Liberty Investments, LLC, the Fund’s index provider (the “Index Provider”).

The Index Universe
Construction of the Index begins with the universe of common and preferred stocks (or their depositary receipts) of emerging markets countries. As of February 14, 2019 emerging market countries include: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Greece, Egypt, Hungary, India, Indonesia, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, South Korea, Taiwan, Thailand, Turkey, and United Arab Emirates (collectively, the “Emerging Markets”).

Market Capitalization Screens
The Index Provider determines the emerging markets eligible to be included in the Index at the time of each annual reconstitution of the Index based primarily on the market capitalization of each emerging market relative to the aggregate world market capitalization. Emerging Markets with a market capitalization of at least 0.15% of current global market capitalization plus an average market capitalization of at least 0.15% for the prior three years are included in the Index. After inclusion, an Emerging Market is retained in the Index so long as its Freedom Score (defined below) does not fall below a disqualifying level.

Country Selection and Weighting
The Index methodology continues its rules-based process by further screening each Emerging Market by its composite freedom score (“Freedom Score”). This score determines each Emerging Market’s inclusion and weight in the index. The Freedom Score is derived using a combination of 79 quantified personal and economic freedom factors compiled by Fraser Institute, a leading independent global think-tank.  The Freedom Score is translated by the Index Provider into a relative weight for each Emerging Market which can be positive or negative. Emerging Market countries with positive weights are included in the Index. Based on the Index rules, the higher a given Emerging Market’s Freedom Score, the higher its relative weighting in the Index. The lower a given Emerging Market’s Freedom Score, the lower its relative weight in the Index. As of February 14, 2019, the following ten Emerging Markets were included in the Index: Taiwan, South Korea, Chile, Poland, South Africa, Philippines, Mexico, Indonesia, Thailand and India (each, an “Index Market”). At the conclusion of this step, the country weights are established.

Component Selection and Weighting
The index securities’ universe includes all companies, other than SOEs, that are domiciled in each of the selected Index Market countries.  The top ten securities within each Index Market are identified, based on market capitalization and Market Liquidity. All securities must meet a minimum trading volume on a public exchange and market capitalization requirement, otherwise they will be excluded. Either local shares or depositary receipts can be used in the Index depending on which is more liquid and whether the country of domicile has restrictive foreign ownership requirements. The Index components are then individually weighted within each country based on their market capitalization. SOEs are defined by the Index Provider as companies with 20% or more government ownership and are excluded from the Index. The Index may include small-, mid-, and large-capitalization companies; however, the rules of the Index will naturally favor large-capitalization companies with Market Liquidity. At the conclusion of this step, the individual security weights within each country will be established.

Portfolio Construction
The Index is assessed annually in January of each year at which time the Index is reconstituted and rebalanced by the Index Provider. Component changes are made after the market close on the third Friday of January and become effective at the market open on the next trading day.

The Fund’s Investment Strategy

Under normal circumstances, at least 80% of the Fund’s total assets (exclusive of collateral held from securities lending) will be invested in the component securities of the Index or in depositary receipts representing such component securities. The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Index, before fees and expenses, will be 95% or better.

The Fund will generally use a “replication” strategy to seek to achieve its investment objective, meaning the Fund will invest in all of the component securities of the Index in the same approximate proportions as in the Index, but may, when the Adviser believes it is in the best interests of the Fund, use a “representative sampling” strategy, meaning the Fund may invest in a sample of the securities in the Index whose risk, return and other characteristics closely resemble the risk, return and other characteristics of the Index as a whole.

The Fund will not concentrate its investments in a particular industry or group of industries, as that term is used in the Investment Company Act of 1940, as amended (the “Investment Company Act”), except that the Fund will invest more than 25% of its total assets in securities of the same industry to approximately the same extent that the Index concentrates in the securities of a particular industry or group of industries.

The Fund may also invest up to 20% of its assets in cash and cash equivalents, other investment companies, as well as securities and other instruments not included in the Index but which the Adviser believes will help the Fund track the Index. For example, the Fund may invest in securities that are not components of the Index to reflect various corporate actions and other changes to the Index (such as reconstitutions, additions and deletions).

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, in securities economically tied to emerging market countries. The Fund’s 80% policy is non-fundamental and can be changed without shareholder approval. However, Fund shareholders would be given at least 60 days’ notice prior to any such change.

For purposes of the Fund’s 80% policy, the securities of a company are considered to be economically tied to an emerging market country if one or more of the following attributes are tied to an emerging markets country: stock exchange listing; where it is registered, organized or incorporated; where its headquarters are located; where it derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed; or where at least 50% of its assets are located.

The Fund will be considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund.

Principal Risks

An investment in the Fund involves risk, including those described below.  There is no assurance that the Fund will achieve its investment objective.  An investor may lose money by investing in the Fund.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency.  More complete risk descriptions are set forth below under the heading “Additional Information About the Fund’s Risks”.
Foreign Investment Risk. Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities. Investments in or exposures to foreign securities are subject to special risks, including risks associated with foreign securities generally, including differences in information available about issuers of securities and investor protection standards applicable in other jurisdictions; capital controls risks, including the risk of a foreign jurisdiction imposing restrictions on the ability to repatriate or transfer currency or other assets; currency risks; political, diplomatic and economic risks; regulatory risks; and foreign market and trading risks, including the costs of trading and risks of settlement in foreign jurisdictions.

Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse occurrences affecting the Fund more than the market as a whole, to the extent that the Fund’s investments are concentrated in the securities of a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector, or asset class.

Depositary Receipts Risk. The risks of investments in depositary receipts, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and Global Depositary Receipts (“GDRs”), are substantially similar to Foreign Investment Risk. In addition, depositary receipts may not track the price of the underlying foreign securities, and their value may change materially at times when the U.S. markets are not open for trading.

Emerging Markets Risk. The Fund may invest in companies organized in emerging market nations. Investments in securities and instruments traded in developing or emerging markets, or that provide exposure to such securities or markets, can involve additional risks relating to political, economic, or regulatory conditions not associated with investments in U.S. securities and instruments or investments in more developed international markets. Such conditions may impact the ability of the Fund to buy, sell or otherwise transfer securities, adversely affect the trading market and price for Fund shares and cause the Fund to decline in value.

Freedom Investment Strategy Risk. The Fund’s Freedom investment strategy limits the types and number of investment opportunities available to the Fund and, as a result, the Fund may underperform other emerging markets funds that do not have a freedom focus.  In addition, the Index Provider may be unsuccessful in creating an index composed only of companies in countries that benefit from significant personal and economic freedoms.

Freedom Score Risk. The Index Provider relies upon the Fraser Institute, a global, independent think-tank partnership, to obtain the Freedom Score used in the Index. The Freedom Score is derived using quantified data derived from government organizations, non-governmental organizations (“NGO” or collectively “NGOs”), private sector actors, and other entities. This data is consolidated, analyzed, and disseminated by the Fraser Institute. Changes to the Freedom Score methodology or its data sources by the Fraser Institute are not controlled by the Index Provider, who relies exclusively upon the Freedom Score output for use in the Index. Should the Fraser Institute cease to provide the Freedom Score entirely, materially delay its reporting of the Freedom Score, or materially modify the calculation of the Freedom Score, the Index Provider will use its own patent-pending algorithm to produce the Freedom Score output internally using similar inputs and variables.

Quantitative Security Selection Risk.  Data for some companies in which the Fund invests or upon which the Fund calculates its allocations may be less available and/or less current than data for companies in other markets.  The Index uses a quantitative model to generate investment decisions and its processes and stock selection could be adversely affected if it relies on erroneous or outdated data.  In addition, securities selected using the quantitative model could perform differently from the financial markets as a whole as a result of the characteristics used in the analysis, the weight placed on each characteristic and changes in the characteristic’s historical trends.

Equity Investing Risk.  An investment in the Fund involves risks similar to those of investing in any fund holding equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.  The values of equity securities could decline generally or could underperform other investments.  In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally.

Passive Investment Risk. The Fund is not actively managed and the Adviser will not sell shares of an equity security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the Index, sold in connection with a rebalancing of the Index as addressed in the Index methodology, or sold to comply with the Fund’s investment limitations (for example, to maintain the Fund’s tax status). Maintaining investments regardless of market conditions or the performance of individual investments could cause the Fund’s return to be lower than if the Fund employed an active strategy.

Tracking Error Risk. As with all index funds, the performance of the Fund and its Index may differ from each other for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs not incurred by the Index. In addition, the Fund may not be fully invested in the securities of the Index at all times or may hold securities not included in the Index.

Investment Risk.  When you sell your Shares of the Fund, they could be worth less than what you paid for them. The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular asset classes or industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Therefore, you may lose money by investing in the Fund.

Premium-Discount Risk.  The Shares may trade above or below their net asset value (“NAV”).  The market prices of Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, Shares on Cboe BZX Exchange, Inc. (“Exchange”) or other securities exchanges.  The trading price of Shares may deviate significantly from NAV during periods of market volatility or limited trading activity in Shares.

Secondary Market Trading Risk.  Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker.  Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares.

Trading Risk.  Although the Shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained.  In addition, trading in Shares on the Exchange may be halted.  In stressed market conditions, the liquidity of the Fund’s Shares may begin to mirror the liquidity of its underlying portfolio holdings, which can be significantly less liquid than the Fund’s Shares, potentially causing the market price of the Fund’s Shares to deviate from its NAV.

Non-Diversification Risk.  Because the Fund is non-diversified, it may be more sensitive to economic, business, political or other changes affecting individual issuers or investments than a diversified fund, which may result in greater fluctuation in the value of the Fund’s Shares and greater risk of loss.

Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Fund Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Less Experienced Index Provider Risk.  The Index Provider is new and less experienced, and therefore there is a greater risk that the Index Provider may fail to compile the Index accurately.

Market Capitalization Risk. To the extent the Fund emphasizes large-, mid- or small-capitalization stocks, it will assume the associated risks. At any given time, any of these market capitalizations may be out of favor with investors.

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Large-Capitalization Investing. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.

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Mid-Capitalization Investing. The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large capitalization stocks or the stock market as a whole.

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Small-Capitalization Investing. The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large- or mid-capitalization companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large- or mid-capitalization stocks or the stock market as a whole. There is typically less publicly available information concerning smaller-capitalization companies than for larger, more established companies.

PERFORMANCE

The Fund has not commenced operations as of the date of this Prospectus.  Performance information will be available in the Prospectus after the Fund has been in operation for one full calendar year.  When provided, the information will provide some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns compare with a broad measure of market performance.  Past performance does not necessarily indicate how the Fund will perform in the future. Updated performance information will be available at www.alphaarchitect.com/funds.

Investment Adviser

Empowered Funds, LLC serves as the investment adviser of the Fund.

Portfolio Manager

Mr. Tao Wang is the portfolio manager for the Fund and has managed the Fund since its inception in 2019.

PURCHASE AND SALE OF FUND SHARES

The Fund issues and redeems Shares on a continuous basis only in large blocks of Shares, typically 50,000 Shares, called “Creation Units,” and only APs (typically, broker-dealers) may purchase or redeem Creation Units. Creation Units generally are issued and redeemed ‘in-kind’ for securities and partially in cash, but may also be issued and redeemed only for cash. Individual Shares may only be purchased and sold in secondary market transactions through brokers. Once created, individual Shares generally trade in the secondary market at market prices that change throughout the day. Market prices of Shares may be greater or less than their NAV. Except when aggregated in Creation Units, the Fund’s shares are not redeemable securities.

TAX INFORMATION

The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless your investment is in an Individual Retirement Account (“IRA”) or other tax-advantaged account. However, subsequent withdrawals from such a tax-advantaged account may be subject to federal income tax. You should consult your tax advisor about your specific tax situation.

PURCHASES THROUGH BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Shares through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Shares over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.